Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the PROG Holdings Employee Retirement Plan (the "Plan") is provided for general information purposes only. More complete information regarding the Plan may be found in the Plan document, which is available to all participants upon request.
General
The Plan is a defined contribution plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and covers substantially all employees of PROG Holdings, Inc. (the "Company" or "PROG Holdings") and its subsidiaries. The Plan is administered by the Employee Benefits Committee (the "Committee") appointed by the Compensation Committee of the Board of Directors of PROG Holdings.
Prior to July 22, 2024, the trustee of the Plan was Charles Schwab & Co., Inc., with Milliman, Inc. serving as the recordkeeper. On July 22, 2024, the Plan engaged Fidelity Management Trust Company to serve as the trustee for the Plan, with Fidelity Workplace Services, LLC as the recordkeeper. The transition of trustee and recordkeeping services did not result in any interruption of participant transactions or access to account balances, and all Plan assets were transferred in full to the new trustee.
Eligibility
Employees are eligible to participate in the Plan on the first day of the month following 30 days of employment, as defined in the Plan document.
Contributions
Participation in the Plan is voluntary. Participants may elect to make before-tax, Roth and/or after-tax contributions up to 75% of their annual compensation, as defined in the Plan document, in the form of a salary deferral, pursuant to Section 401(k) of the Internal Revenue Code (the "Code") and subject to the limitations contained therein. The aforementioned before-tax and Roth participant contributions were generally limited to a combined annual limit of $23,500 and $23,000 in 2025 and 2024, respectively. Catch up contributions are allowed in accordance with Plan provisions. After 90 days of service, the Company provides a safe harbor match equal to 100% of the first 3% and 50% of the next 2% of the elective before-tax and/or Roth deferral of annual compensation that a participant contributes to the Plan. Participants may also contribute ("rollover") amounts representing distributions from other qualified defined benefit or defined contribution plans.
Participant Accounts
Individual accounts are maintained for each participant. Participants direct their contributions and the Company's safe harbor matching contributions into various investment options offered by the Plan and can change their options on a daily basis, subject to certain insider trading rules with respect to investments into and out of the PROG Holdings, Inc. Common Stock Fund. Each participant's account is credited with the participant contributions, rollovers, the Company contributions, earnings and losses on the investments in their accounts and charged with specific transaction fees and allocated certain administrative and recordkeeping fees. The benefit to which a participant is entitled is the benefit that can be provided from the participant's vested account.
Vesting
Participants are immediately vested in their contributions and earnings thereon.
Notes Receivable from Participants
Participants may borrow from their account balances in accordance with Plan provisions. Loan amounts are limited to the lesser of $50,000 (reduced by the highest outstanding loan balance during the preceding twelve months) or 50% of the participant's vested account balance, with a minimum loan amount of $1,000. Loans generally must be repaid through payroll deductions over a period ranging from 12 to 60 months, or 15 years if used for the purchase of a principal residence. Loans bear interest at a rate equal to the Prime Rate plus 1% at origination. Participants are limited to one loan outstanding at any time. Loans are secured by the participant's account balance. Interest rates on outstanding loans as of December 31, 2025 and 2024 ranged from 4.25% to 9.50%. Principal and interest are paid ratably through payroll deductions. No allowance for credit losses has been recorded as of December 31, 2025 or 2024. Loans from merged plans are carried at the terms and conditions established by the predecessor plans.
Payment of Benefits
Upon termination of employment, retirement, death, or disability, a participant (or beneficiary) is entitled to receive the vested portion of the participant's account balance in accordance with the Plan. Distributions may be made in a lump sum, in installments over a specified period, or through a direct rollover to an eligible retirement plan or individual retirement account, as elected by the participant (or beneficiary). Distribution of account balances may be deferred subject to applicable regulatory requirements; however, the Plan may require distributions of small balances, including automatic rollovers to an individual retirement account, in accordance with Plan provisions.
In-service withdrawals are available in certain limited circumstances, as defined by the Plan. Hardship withdrawals are allowed for participants incurring an immediate financial need and who meet one of the specific circumstances defined in the Plan. Hardship withdrawals are strictly regulated by the Internal Revenue Service ("IRS"), and before requesting a hardship withdrawal, all requirements must be met in order for a request to be approved. The Plan is subject to required minimum distribution rules under the Code.
PROG Holdings, Inc. Common Stock Fund
The Plan invests in common stock of the Company through its Common Stock Fund. The Common Stock Fund may also hold cash or other short-term securities, although these are expected to be a small percentage of the fund. Dividends received by the Common Stock Fund are reinvested in Company common stock.
Effective December 1, 2025, the Plan was amended to limit participant investment in Employer Stock. Participant investment elections into Employer Stock are limited to 10% of contributions, and exchanges of existing account balances into Employer Stock are also limited to 10%. Exchanges are not permitted if a participant's existing Employer Stock balance exceeds 10% of total account balance. Existing investment elections in place prior to the amendment remain unchanged until modified by the participant.
Each participant is entitled to exercise voting rights attributable to the shares of Company stock allocated to their account. Participants also have the opportunity to direct the trustee whether they wish to participate in a tender or exchange offer.
Plan Termination
Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination (or permanent discontinuance of contributions to the Plan), all amounts credited to the accounts of the participants would become fully vested. The Plan's assets would be distributable to the participants in accordance with the respective values of their accounts.
Reclassification
Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation. The reclassification relates to dividend income, which was previously included in Net Appreciation in Fair Value of Investments and is now presented within Interest and Dividend Income. This reclassification had no impact on total investment income or net assets available for benefits for the year ended December 31, 2024.